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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  March 1, 2001

                                  VENTAS, INC.
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             (Exact name of registrant as specified in its charter)


   Delaware                         1-10989                      61-1055020
 ------------                     -----------                  ------------
(State or other                 (Commission File                (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)


        4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207-1642
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               (Address of principal executive offices)       (Zip Code)

                                 (502) 357-9000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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Item 5. Other Events.
        -------------

     On March 1, 2001, Ventas, Inc. ("Ventas" or the "Company") issued a press release stating that the United States Bankruptcy Court for the District of Delaware confirmed the Fourth Amended Plan of Reorganization (the "Plan") of its primary tenant, Vencor, Inc. ("Vencor"), setting the stage for Vencor to emerge from its Chapter 11 bankruptcy.

     The Company announced that it voted in favor of the Plan, which also received the overwhelming support of those creditors entitled to vote, including Vencor's senior bank creditors, Vencor's subordinated noteholders and the Department of Justice (the "DOJ") on behalf of the United States. The Plan includes a full settlement with the DOJ, releasing Vencor and Ventas from all Medicare billing disputes, investigations and claims brought by the United States.

     Ventas also stated that the effective date for the Plan (the "Effective Date") is expected to occur within 45 days, but no later than May 1, 2001, upon satisfaction of all conditions to effectiveness. There can be no assurances that the Effective Date will occur within that timeframe or that the Plan will become effective. Conditions to the Vencor Effective Date include closing of Vencor's $120 million new revolving credit facility; execution of lease documentation and financing documentation; and issuance of Vencor's new stock to Ventas, the senior bank creditors and the subordinated noteholders.

     The Company added that, consistent with the terms of the existing Rent Stipulation with Vencor, if the Effective Date is after March 31, 2001, it would receive April rent from Vencor at the same stipulated rate that Vencor has been paying since September 1999 of $15.133 million per month ($181.6 million per year).

     Ventas further announced that if the Vencor Effective Date occurs after March 31, 2001, it will exercise the option contained in its credit agreement to extend the deadline by which the Effective Date must occur. The Company has the option to extend such deadline through June 30, 2001.

     Lastly, the Company stated that it intends to provide detailed guidance about its expected 2001 Funds From Operation and 2001 dividend on or about the Vencor Effective Date.

     A copy of the press release issued by the Company on March 1, 2001 is included as an exhibit to this filing and is incorporated herein by reference.

     This Form 8-K includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements regarding the Company's and its subsidiaries' expected future financial position, results of operations, cash flows, funds from operations, dividends and dividend


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plans, financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, expected lease income, continued qualification as a real estate investment trust ("REIT"), plans and objectives of management for future operations and statements that include words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "may, " "could" and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and stockholders must recognize that actual results may differ from the Company's expectations. The Company does not undertake any duty to update such forward-looking statements.

     Actual future results and trends for the Company may differ materially depending on a variety of factors discussed in this Form 8-K and elsewhere in the Company's filings with the Securities and Exchange Commission. Factors that may affect the plans or results of the Company include, without limitation, (a) the treatment of the Company's claims in the chapter 11 cases of its primary tenant, Vencor, Inc. and certain of its affiliates (collectively referred to in this paragraph as "Vencor"), as well as certain of its other tenants, (b) the ability and willingness of Vencor to continue to meet and/or honor its obligations under the agreements the Company and Vencor entered into in connection with the 1998 spin off by the Company of Vencor (the "1998 Spin Off"), including, without limitation, the obligation to indemnify and defend the Company for all litigation and other claims relating to the health care operations and other assets and liabilities transferred to Vencor in the 1998 Spin Off, (c) the ability of Vencor and the Company's other operators to maintain the financial strength and liquidity necessary to satisfy their respective obligations and duties under the leases and other agreements with the Company, and their existing credit agreements, (d) the Company's success in implementing its business strategy, (e) the nature and extent of future competition, (f) the extent of future health care reform and regulation, including cost containment measures and changes in reimbursement policies and procedures, (g) increases in the cost of borrowing for the Company, (h) the ability of the Company's operators to deliver high quality care and to attract patients, (i) the results of litigation affecting the Company, (j) the results of the settlement discussions Vencor and the Company have been engaged in with the federal government seeking to resolve federal civil and administrative claims against them arising from the participation of Vencor facilities in various federal health benefit programs, (k) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete, (l) the ability of the Company to pay down, refinance, restructure, and/or extend its indebtedness as it becomes due, (m) the ability and willingness of the Company to maintain its qualification as a REIT due to economic, market, legal, tax or other considerations, and (n) final determination of the Company's taxable net income for 2000. Many of such factors are beyond the control of the Company and its management.


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Item 7. Financial Statements and Exhibits.
        ----------------------------------

     (a) Financial statements of businesses acquired.

          Not applicable.

     (b) Pro forma financial information.

          Not applicable.

     (c) Exhibits:

          99.1 Press Release dated March 1, 2001.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        VENTAS, INC.

                                        (Registrant)

Date: March 5, 2001

                                        By: /s/ T. Richard Riney
                                            ------------------------------
                                            Name:  T. Richard Riney
                                            Title: Executive Vice President and
                                                   General Counsel


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                                  EXHIBIT INDEX

            Exhibit                   Description
            -------                   -----------

            99.1                      Press Release dated March 1, 2001.


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